Exhibit 99.1

PRESS RELEASE

Contact:
Com21 Corporate Headquarters	Com21 US PR Agency
Judy Yoakum, Investor Relations	Scot Howard, Blueline PR
408.953.9218	408.910.9195
judy@com21.com	showard@bluelinepr.com

FOR IMMEDIATE RELEASE:

Com21 Announces Fourth Quarter 2002 Financial Results

MILPITAS, CA (January 28, 2003) - Com21, Inc. (NasdaqSC: CMTO) today reported financial results for the three-month period ended December 31, 2002.

Revenues for the fourth quarter of 2002 were $6.1 million, a decrease of 52% from $12.7 million recorded in the third quarter of 2002. Pro forma gross margins were 19% as compared to 22% in the third quarter of 2002. Pro forma operating expenses increased to $6.1 million for the fourth quarter of 2002. The Company reported a pro forma net loss for the fourth quarter of 2002 of $5.3 million, or $0.19 per share, compared to a pro forma net loss of $2.7 million, or $0.09 per share, reported in the third quarter of 2002.

The fourth quarter of 2002 pro forma results were not prepared in accordance with generally accepted accounting principles (GAAP) and exclude charges related to the write-off of inventory of discontinued products, restructuring charges, and interest expense associated with debt owed to former contract manufacturers. Including these expenses in accordance with GAAP, the loss for the fourth quarter of 2002 was $7.8 million, or a loss of $0.27 per share. The loss in accordance with GAAP for the third quarter of 2002 was $3.5 million or a loss $0.12 per share. The accompanying tables to this press release include both GAAP and pro forma profit and loss statements.

Total cable modem shipments decreased 48% during the fourth quarter of 2002 to 75,000 units from 145,000 units during the third quarter of 2002. DOCSIS modem shipments dropped to 63,000 units, a decrease of 45% from the third quarter of 2002. The 12,000 ATM units shipped in the fourth quarter of 2002 represent a 59% decrease sequentially. ATM headend shipments in the fourth quarter of 2002 totaled 19 units, a 32% decrease over the third quarter of 2002.

Com21 began the first production shipments of its new CMTS product, the DOXController 1000XB, during the quarter. Total CMTS shipments were 15 units during the quarter.

Approximately 45% of the fourth quarter revenue came from domestic customers and 55% from international sales.

For the fiscal year ended December 31, 2002, Com21's revenues were $56.2 million, compared to $122.8 million reported for the fiscal year ended 2001. The Company reported a pro forma net loss for the 12-month period ended December 31, 2002 of $15.5 million, or $.55 per share, compared to a pro forma net loss of $41.3 million, or $1.53 per share, during the same period last year.

Fiscal year 2002 pro forma results were not prepared in accordance with generally accepted accounting principles (GAAP) and exclude charges related to the amortization of intangible assets, goodwill and stock compensation related to our prior acquisitions, restructuring and fixed asset charges, write down of impaired investment, charges related to the write-off of inventory of discontinued products, and interest expense associated with debt owed to former contract manufacturers. Including these expenses in accordance with GAAP, the loss for the fiscal year of 2002 was $38.1 million, or a loss of $1.35 per share. The accompanying tables to this press release include both GAAP and pro forma profit and loss statements.

Cable modem shipments totaled 520,000 units, a decline of 25% from the total for 2001. DOCSIS unit shipments declined to 349,000 units from 382,000 units during the prior year. ATM unit shipments decreased to 171,000 units from 308,000 the prior year. ATM headend shipments for the year declined to 169 units.

Additional details will be discussed during Com21's fourth quarter earnings conference call which will be held today. Access details for the conference call are as follows:

Date: Tuesday, January 28, 2003

Time: 5:00 p.m. EST, 4:00 p.m. CST, 3:00 p.m. MST, 2:00 p.m. PST

Dial-in Numbers: (719) 457- 2633 - International

(800) 967-7184 - Toll Free

Simultaneous Webcast: http://www.com21.com

Replay numbers for the event will be 888-203-1112 (Toll Free) and 719-457- 0820 (International), with a conference code of 358197. The dial-in replay will be available through Tuesday, February 4th. The replay will remain available on the Investor Relations page of the Com21 Web site .

About Com21, Inc.

Com21, Inc. (www.com21.com) is a leading global supplier of system solutions for the broadband access market. The Company's DOCSIS, EuroDOCSIS, and ATM -based products enable cable operators and service providers to deliver high-speed, cost-effective Internet, telephony, and video applications to corporate telecommuters, small businesses, home offices, and residential users. To date, Com21 has shipped over two million cable modems and over 2,000 headend controllers worldwide.

Com21 is an ISO 9001 registered company. The Company's corporate headquarters is located in Milpitas, California, USA, with its research and development facility in Cork, Ireland. In addition, Com21 maintains a European sales and support center in Delft, The Netherlands, as well as sales and support offices in the United States, Canada, Asia, and Latin America.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section21E of the Securities Exchange Act of 1934, as amended, including statements regarding Com21's expectations, beliefs, intentions or strategies concerning the future. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to, Com21's ability to continue as a going concern due to current negative cash flows and cumulative operating losses, the results of the procedures commenced by Nasdaq to delist Com21's shares from the Nasdaq SmallCap Market, a further slowing in national or international economic growth resulting in a further reduction in the overall level of demand for our products, a decrease in the liquidity of our customers that may impact their ability to pay amounts due to us, price erosion due to pricing pressure from competitors, interruption in the supply of one or more components to our products or other manufacturing disruptions and our ability to raise additional capital. For more information concerning these risks and other possible risks, please refer to Com21's most recent report on Form 10-K, Form 10-Q, and the other reports filed by Com21 from time to time with the Securities and Exchange Commission. All forward-looking statements included in this release are based on information available to Com21 as of the date hereof, and Com21 assumes no obligation to update any such forward-looking statements.

Com21® is a registered trademark of Com21, Inc., Milpitas, California, U.S.A. All other trademarks are the property of their respective owners.

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

COM21, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands except per share amounts)
(Unaudited)

                                                       Three Months Ended     Twelve Months Ended
                                                          December 31,          December 31,
                                                      --------------------  --------------------
                                                         2002       2001       2002       2001
                                                      ---------  ---------  ---------  ---------
Revenues............................................ $   6,126  $  25,755  $  56,228  $ 122,761
                                                      ---------  ---------  ---------  ---------
Cost of revenues:
    Cost of product revenues........................     4,978     21,877     45,301    109,960
    Charges due to change in contract manufacturers.     1,245         --      9,674         --
    Write off of discontinued product inventory.....       129      2,811      3,246      5,602
    Amortization of intangible assets...............        --         --         --      1,264
                                                      ---------  ---------  ---------  ---------
        Total cost of revenues......................     6,352     24,688     58,221    116,826
                                                      ---------  ---------  ---------  ---------
Gross profit (loss).................................      (226)     1,067     (1,993)     5,935
                                                      ---------  ---------  ---------  ---------
Operating expenses:
    Research and development........................     2,962      3,424     11,248     22,582
    Sales and marketing.............................     1,832      3,201      7,694     18,926
    General and administrative......................     1,335      2,342      7,335     13,366
    Restructuring charges...........................       876        624      3,775     69,320
    Write off of fixed assets.......................        --      1,416         --      1,416
    Amortization of  intangible assets..............        --        255         --      4,988
    Impairment loss on goodwill.....................        --         --      3,570         --
    Stock-based compensation........................        --         53         40      1,567
                                                      ---------  ---------  ---------  ---------
        Total operating expenses....................     7,005     11,315     33,662    132,165
                                                      ---------  ---------  ---------  ---------
Loss from  operations...............................    (7,231)   (10,248)   (35,655)  (126,230)
                                                      ---------  ---------  ---------  ---------
Other expense:
    Other expense...................................      (474)      (864)    (1,282)        (3)
    Impairment loss on investment...................        --         --     (1,000)        --
                                                      ---------  ---------  ---------  ---------
        Total other expense.........................      (474)      (864)    (2,282)        (3)
                                                      ---------  ---------  ---------  ---------
Loss before income taxes............................    (7,705)   (11,112)   (37,937)  (126,233)
Income taxes........................................        76         --        186         19
                                                      ---------  ---------  ---------  ---------
Net loss............................................    (7,781)   (11,112)   (38,123)  (126,252)

Net loss per share, basic and diluted............... $   (0.27) $   (0.40) $   (1.35) $   (4.67)
                                                      =========  =========  =========  =========
Shares used in computation, basic
    and diluted.....................................    28,370     27,877     28,290     27,031
                                                      =========  =========  =========  =========

COM21, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS *
(In thousands, except per share amounts)
(Unaudited)

                                                                    Three Months Ended     Twelve Months Ended
                                                                       December 31,          December 31,
                                                                   --------------------  ---------------------
                                                                      2002       2001       2002        2001
                                                                   ---------  ---------  ----------  ---------
Revenues......................................................... $   6,126  $  25,755  $   56,228  $ 122,761
Cost of revenues.................................................     4,978     21,877      45,301    109,960
                                                                   ---------  ---------  ----------  ---------
Gross profit ....................................................     1,148      3,878      10,927     12,801
                                                                   ---------  ---------  ----------  ---------
Operating expenses:
    Research and development.....................................     2,962      3,424      11,248     22,582
    Sales and marketing..........................................     1,832      3,201       7,694     18,926
    General and administrative...................................     1,335      2,342       7,335     13,366
                                                                   ---------  ---------  ----------  ---------
        Total operating expenses.................................     6,129      8,967      26,277     54,874
                                                                   ---------  ---------  ----------  ---------
Loss from  operations............................................    (4,981)    (5,089)    (15,350)   (42,073)
                                                                   ---------  ---------  ----------  ---------
Total other income (expense), net................................      (206)       (95)         79        766
                                                                   ---------  ---------  ----------  ---------
Loss before income taxes.........................................    (5,187)    (5,184)    (15,271)   (41,307)
Income taxes.....................................................        76         --         186         19
                                                                   ---------  ---------  ----------  ---------
Net loss.........................................................    (5,263)    (5,184)    (15,457)   (41,326)

Net loss per share, basic and diluted............................ $   (0.19) $   (0.19) $    (0.55) $   (1.53)
                                                                   =========  =========  ==========  =========
Shares used in computation, basic
    and diluted..................................................    28,370     27,877      28,290     27,031
                                                                   =========  =========  ==========  =========

The above pro forma amounts have been adjusted to exclude
       the following items:
Charges due to change in contract manufacturers.................. $   1,245  $      --  $    9,674  $      --
Write off of discontinued product inventory...................... $     129  $   2,811  $    3,246  $   5,602
Amortization of intangible assets................................ $      --  $      --  $       --  $   1,264
Restructuring charges............................................ $     876  $     624  $    3,775  $  69,320
Write off of fixed assets........................................ $      --  $   1,416  $       --  $   1,416
Amortization of intangible assets................................ $      --  $     255  $       --  $   4,988
Impairment loss on goodwill...................................... $      --  $      --  $    3,570  $      --
Stock-based compensation......................................... $      --  $      53  $       40  $   1,567
Interest expense on debt owed to former contract manufacturers... $     268  $      --  $    1,361  $      --
Impairment loss on investment.................................... $      --  $     769  $    1,000  $     769

COM21, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

                                                             December 31,  December 31,
                                                                2002          2001
                                                            ------------  ------------
ASSETS
Current assets:
    Cash and cash equivalents............................. $      4,832  $     29,698
    Short-term   investments..............................           86            37
    Accounts receivable - trade...........................        3,697        12,008
    Accounts receivable - other...........................          468        10,837
    Inventories...........................................        8,274        18,335
    Prepaid expenses and other............................          776           970
                                                            ------------  ------------
           Total current assets...........................       18,133        71,885
Investments                                                       1,000         2,000
Property and equipment, net...............................        4,260         7,365
Intangible assets, net                                               --         3,570
Other assets..............................................          166           155
                                                            ------------  ------------
           Total Assets................................... $     23,559  $     84,975
                                                            ============  ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable...................................... $      6,562        36,818
    Accrued compensation and related benefits.............          766         1,635
    Other current liabilities.............................        7,615         5,730
    Current capital lease and debt obligations............       11,665         6,178
                                                            ------------  ------------
           Total current liabilities......................       26,608        50,361
Deferred rent.............................................          171           239
Other long-term liabilities...............................        3,157         2,971
Capital lease and debt obligations........................           36           198
                                                            ------------  ------------
           Total liabilities..............................       29,972        53,769
                                                            ------------  ------------
Stockholders' equity                                             (6,413)       31,206
                                                            ------------  ------------
           Total liabilities and stockholders' equity..... $     23,559  $     84,975
                                                            ============  ============